SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    _________

                                    FORM 8-k

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2003




                           J. C. Penney Company, Inc.
             (Exact name of registrant as specified in its charter)




 Delaware                         1-777                         13-5583779
(State or other jurisdiction  (Commission File No.)           (I.R.S. Employer
 of incorporation )                                         Identification No.)

6501 Legacy Drive
Plano, Texas                                                       75024-3698

(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

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Item 5.  Other Events and Regulation FD Disclosure

     See copy of JCPenney News Release dated October 29, 2003, announcing the sale of the Company's Mexico operation, attached as Exhibit 99.



Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          99   J. C. Penney Company, Inc. News Release of October 29, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   J. C. PENNEY COMPANY, Inc.



                                   By:  /s/ Charles R. Lotter
                                       ----------------------------------------
                                        Charles R. Lotter
                                        Executive Vice President, Secretary and
                                          General Counsel

Date:  October 29, 2003